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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-25
                             POOL PROFILE (8/27/99)

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                                       -----------------     -----------------
                                             BID                TOLERANCE
                                       -----------------     -----------------
AGGREGATE PRINCIPAL BALANCE                $320,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                      1-Sep-99
INTEREST RATE RANGE                      6.125% - 8.50%
GROSS WAC                                         7.15%          (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                     25 bps
MASTER SERVICING FEE                            1.7 bps
WAM (in months)                                     358          (+/- 2 month)

WALTV                                               78%          (maximum 80%)

CALIFORNIA %                                        21%          (maximum 25%)
SINGLE LARGEST ZIP CODE CONCENTRATION                2%          (maximum  3%)

AVERAGE LOAN BALANCE                           $366,909      (maximum $370,000)
LARGEST INDIVIDUAL LOAN BALANCE              $1,298,881    (maximum $1,500,000)

CASH-OUT REFINANCE %                                 0%          (maximum  3%)

PRIMARY RESIDENCE %                                100%          (minimum 97%)

SINGLE-FAMILY DETACHED %                            96%          (minimum 93%)

FULL DOCUMENTATION %                                42%          (minimum 45%)

UNINSURED (greater than) 80% LTV %                  15%          (maximum 18%)

TEMPORARY BUYDOWNS                                   0%          (maximum  2%)

WEIGHTED AVERAGE FICO SCORE                         731          (minimum 726)



  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
             MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.

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(1)  All dollar amounts are  approximate  and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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                            NASCOR MORTGAGE LOAN POOL
                            20 TO 30 -YEAR FIXED RATE
                              RELOCATION MORTGAGES
                              NASCOR SERIES 1999-25
                               PRICING INFORMATION

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    RATING AGENCIES                              TBD by Norwest

    PASS THRU RATE                                        6.50%

    ASSUMED SIZE OF PRINCIPAL ONLY CLASS                  0.63%

    PRICING DATE                                            TBD

    FINAL STRUCTURE DUE DATE                          10-Sep-99          9:00 AM

    SETTLEMENT DATE                                   29-Sep-99

    ASSUMED SUB LEVELS                                      AAA           3.000%
                                                             AA           1.150%
                                                              A           0.750%
                                                            BBB           0.500%
                                                             BB           0.250%
                                                              B           0.150%

                       Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


    NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-25. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



    NASCOR CONTACTS                           Wayne Creadick (301)846-8452
                                              Lori Maller (301) 846-8185


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